  EXHIBIT 10.3 *

SIXTH AMENDMENT TO LICENSE AGREEMENT
DATED JUNE 3, 1999
BETWEEN TOMMY HILFIGER LICENSING, INC. AND
MOVADO GROUP, INC.
____________________________________________________
AGREEMENT entered into as of the 1 day of February, 2007 by and between TOMMY HILFIGER LICENSING, LLC, a Delaware limited liability company, f/k/a TOMMY HILFIGER LICENSING, INC., having an address at University Plaza - Bellevue Building, 262 Chapman Road, Suite 103A, Newark, Delaware 19702 (hereinafter referred to as “Hilfiger”) and MOVADO GROUP, INC., a New York corporation, having its offices at 650 From Road, Paramus, New Jersey 07652 (“MGI”) and MOVADO WATCH COMPANY, S.A., successor by merger with N.A. TRADING, S.A., a Swiss corporation, having its offices at Bettlachstrasse 8, 2540 Grenchen, Switzerland (“MWC” and MGI together are hereinafter referred to as “Licensee”).

W I T N E S S E T H:

WHEREAS, Hilfiger and Licensee entered into a license agreement dated June 3, 1999, which license agreement was previously amended on January 16, 2002, August 1, 2002, May 7, 2004, June 25, 2004, and July 29, 2005 (collectively, the “License”); and

WHEREAS, Hilfiger and Licensee wish to amend the terms of the License as provided herein.

NOW, THEREFORE, in accordance with the mutual covenants herein expressed, and for other good consideration, which the parties hereby acknowledge, the parties hereby agree as follows:

1.  All capitalized terms used herein but not defined shall have the meanings ascribed to those terms in the License.

2.  Paragraph 1.19 of the License is hereby amended by:

(a)	adding “, Malta” after “Italy” in 1.19 b. (ii);

(b)	adding “(Egypt, Kuwait, Israel, United Arab Emirates and Lebanon)” after “the Middle East” in 1.19 b. (ii);

(c)	adding the following new 1.19 b. (iv) to read as follows:

“Eastern Europe means Poland, Bulgaria and Hungary.”

* CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED FROM PAGE 2 AND FROM EXHIBITS R AND S AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED ("1934 ACT").

(d)	adding the following new 1.19 f. to read as follows:

“China means the Region including China as of July 1, 2006”

3.  Paragraph 8.1 of the License is hereby amended by deleting the entries for the Seventh through Twelfth Annual Period in the chart therein and replacing them with the following:

*

4.  Paragraph 8.2 of the License is hereby amended by adding the following at the end of thereof:

“Anything to the contrary herein notwithstanding, Licensee agrees to spend a minimum * on advertising in the China Region during the Eighth Annual Period. At the end of each Annual Period, Licensee must submit to Hilfiger, proof satisfactory to Hilfiger of Licensee’s advertising expenditures in the China Region during the immediately preceding Annual Period.”

5.  Paragraph 19.1 of the License is hereby amended by changing the address for Hilfiger to the following:

“To Hilfiger:        TOMMY HILFIGER LICENSING, LLC
                200 Liberty Way
Cranbury, New Jersey 08512
Attn: David Vandroth
Telephone: (609) 409-7322
Facsimile: (609) 409-7331

with a copy to:        Dreier LLP
                499 Park Avenue
                New York, New York 10022
                Telephone: (212) 328-6100
                Facsimile: (212) 328-6101

TOMMY HILFIGER USA, INC.
601 West 26th Street, 6th Fl
New York, NY 10001
Attention: Office of the General Counsel

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO
RULE 24b-2 OF THE 1934 ACT.

Telephone: (212) 549-6000
Facsimile: (212) 549-6743”

6.  Exhibit R of the Licensee is hereby deleted in its entirety and replaced by the new Exhibit R annexed hereto.

7.  Exhibit S of the Licensee is hereby deleted in its entirety and replaced by the new Exhibit S annexed hereto.

8.  Except as modified herein, all other terms, conditions and provisions contained in the License shall remain in full force and effect and nothing contained herein shall alter them in any way and are hereby in all respects ratified and confirmed.

IN WITNESS WHEREOF, Hilfiger and Licensee have signed this Amendment as of the date first above written.

TOMMY HILFIGER LICENSING, LLC           MOVADO GROUP, INC.

By: /s/ Anne Marino        By: /s/ Richard Coté
Name: Anne Marino        Name: Richard Coté
Title: Group President of Tommy Hilfiger Licensing      Title: COO

MOVADO WATCH COMPANY, S.A.

By: /s/ Timothy F. Michno
Name: Timothy F. Michno
Title: Attorney-in-fact

EXHIBIT R

MINIMUM SALES LEVELS

*

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO
RULE 24b-2 OF THE 1934 ACT.

EXHIBIT S

GUARANTEED MINIMUM ROYALTIES

*

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO
RULE 24b-2 OF THE 1934 ACT.